Sentinel Variable Products Trust

Sentinel Variable Products Balanced Fund

Sentinel Variable Products Bond Fund

Sentinel Variable Products Common Stock Fund

Sentinel Variable Products Small Company Fund

(each a “Fund”, and collectively, the “Funds”)

Supplement dated April 25, 2017

to the Prospectus dated April 30, 2016

Sentinel Asset Management, Inc. (“Sentinel”), the investment advisor of Sentinel Variable Products Trust (the “Trust”) has announced the execution of a definitive agreement whereby Touchstone Advisors, Inc. (“Touchstone”) has agreed to acquire certain assets related to Sentinel’s business of providing investment advisory services to the Trust (the “transaction”).

Under the terms of the agreement, each of the Funds will be reorganized into a newly created series of Touchstone Variable Series Trust (the “Reorganizations”), and subsequently will be advised by Touchstone under their sub-advised mutual fund approach.

The Reorganizations were approved by the Board of Trustees of the Trust on April 24, 2017. In addition, shareholders of each Fund in the Trust must approve the Reorganization with respect to their individual Fund. A proxy statement will be filed with the Securities and Exchange Commission (the “Commission”) that will contain more detailed information about the Reorganizations (including information about anticipated expense ratios and differences in investment strategy, if any), Touchstone and the proposed portfolio managers. Once finalized with the Commission, the proxy statement will be sent to the shareholders of the Trust.

Listed below are the Funds, the proposed name of the acquiring series of Touchstone Variable Series Trust, and the anticipated sub-advisor to each Fund.

SVP Fund	Proposed Touchstone Fund (each a series of Touchstone Variable Series Trust)	Touchstone Sub-Advisor
Sentinel Variable Products Balanced Fund	Touchstone Balanced Fund	Fort Washington Investment Advisors, Inc.
Sentinel Variable Products Trust Bond Fund	Touchstone Bond Fund	Fort Washington Investment Advisors, Inc.
Sentinel Variable Products Trust Common Stock Fund	Touchstone Large Cap Focused Equity Fund	Fort Washington Investment Advisors, Inc.
Sentinel Variable Products Trust Small Company Fund	Touchstone Small Company Fund	Fort Washington Investment Advisors, Inc.